SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       November 30, 2004
                                                --------------------------------

                              PAB BANKSHARES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Georgia                      1-11823                   58-1473302
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(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


3250 North Valdosta Road, Valdosta, Georgia                        31602
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code      (229) 241-2775
                                                  ------------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.01. Regulation FD Disclosure.

On December 2, 2004, PAB Bankshares, Inc. (the "Registrant") issued a news release to announce that on November 30, 2004, its Board of Directors had declared a cash dividend of 10 cents per share payable on January 14, 2005 to stockholders of record on December 31, 2004. The news release is attached as
Exhibit 99.1 to this report and is incorporated by reference into this Item
7.01.

Item 9.01. Financial Statements and Exhibits.

     (a)  Financial Statements: None.

     (b)  Pro Forma Financial Information: None.

     (c)  Exhibits:

          99.1  News Release dated December 2, 2004.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PAB BANKSHARES, INC.
                                                    (Registrant)


Dated: December 2, 2004                         By: /s/ Donald J. Torbert, Jr.
                                                    ----------------------------
                                                    Donald J. Torbert, Jr.,
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

 Number                Description
 ------                -----------

  99.1                 News Release dated December 2, 2004.